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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 28, 2002






                           ESSEX PROPERTY TRUST, INC.
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             (Exact name of Registrant as specified in its charter)






                                    Maryland

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                 (State or other jurisdiction of incorporation)






                 1-13106                                 77-0369576
       -------------------------------           ---------------------------

               (Commission                             (IRS Employer
               File Number)                          Identification No.)






    925 East Meadow Drive, Palo Alto, CA                    94303
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  (Address of principal executive offices)                (Zip Code)






                                 (650) 494-3700
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                         (Registrant's telephone number)






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          (Former name or former address, if changed since last report)





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ITEM 5.    OTHER EVENTS

         Effective as of February 28, 2002, Computershare Investor Services LLC is the new transfer agent and registrar for Essex Property Trust, Inc. The address of Computershare Investor Services LLC is Two North LaSalle Street, Chicago, Illinois 60602.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 28, 2002                  ESSEX PROPERTY TRUST, INC.

                                         By: /s/ Michael J. Schall
                                             ----------------------------------
                                             Michael J. Schall
                                             Senior Executive Vice President
                                               & Chief Financial Officer